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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                        National Presto Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703
                                  APRIL 4,2003

Dear Shareholder:

         Enclosed with this letter you will find the notice of our Annual Meeting of Stockholders, which will be held at our offices in Eau Claire on May 20, 2003.

         We sincerely hope that you will be able to be present to meet the management of your company, see the new products that will be displayed at the meeting and cast your vote for the election of directors. If, however, you find that you are unable to attend the meeting in person, we urge that you participate by voting your stock by proxy. You may cast your vote by signing and returning the enclosed proxy card.

         On March 28, 2003, we mailed you our annual report for 2002, which contained a description of our business, and also included were audited financial statements for that year. Enclosed with this letter is a proxy statement which contains information regarding the annual meeting and the business to be conducted thereat.

         We are always pleased to hear from our shareholders, and if you cannot be present in person at the meeting, we would be happy to have your letters expressing your viewpoints on our products and business or to answer any questions that you might have regarding your company.

                                /s/ Maryjo Cohen
                                Chair of the Board and President

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                           EAU CLAIRE, WISCONSIN 54703

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO THE STOCKHOLDERS OF NATIONAL PRESTO INDUSTRIES, INC.:

         The Annual Meeting of Stockholders of National Presto Industries, Inc., will be held at the offices of the Company, 3925 North Hastings Way, Eau Claire, Wisconsin 54703, on Tuesday, May 20, 2003, at 2:00 p.m., for the following purposes:

         (a) to elect two directors for three year terms ending in 2006 and until their successors are elected, and

         (b) to transact such other business as may properly come before the meeting.

         Stockholders of record at the close of business on March 12, 2003, will be entitled to vote at the meeting and any adjournment thereof.

                                        James F. Bartl
                                        Secretary

April 4, 2003

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS. PLEASE USE THE ENCLOSED ENVELOPE IN RETURNING YOUR PROXY.

                        NATIONAL PRESTO INDUSTRIES, INC.
                             3925 NORTH HASTINGS WAY
                              EAU CLAIRE, WI 54703

                                 PROXY STATEMENT

            ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 20, 2003

         The accompanying proxy is solicited by the Board of Directors of National Presto Industries, Inc. (the "Company"), for use at the Annual Meeting of Stockholders to be held May 20, 2003 (the "Annual Meeting"), and any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting and at any adjournment thereof. Any stockholder giving a proxy has the power to revoke it at any time before it is voted. Presence at the meeting of a stockholder who has signed a proxy does not alone revoke that proxy; the proxy may be revoked by a later dated proxy or notice to the Secretary at the meeting.

         At the Annual Meeting stockholders will be asked to:

         (a) elect two directors for three year terms ending in 2006 and until their successors are elected, and

         (b) transact such other business as may properly come before the meeting.

         Only stockholders of record as of the close of business on March 12, 2003, will be entitled to vote at the Annual Meeting. The presence in person or by proxy of holders of a majority of the shares of stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Abstentions and proxies submitted by brokers who do not have authority to vote on certain matters will be considered "present" at the Annual Meeting for purposes of determining a quorum. The approximate date on which this proxy statement and form of proxy were first mailed to stockholders is April 4, 2003.

         Directors are elected by a plurality of the votes cast, which means the individuals who receive the largest number of votes will be elected as directors up to the maximum number of directors to be chosen in the election. Therefore, shares voted as "withhold authority to vote" will have no effect on the election of directors.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The Company has outstanding only common stock of which 6,830,746 shares were outstanding and entitled to vote as of the close of business on the record date, March 12, 2003. Each of the 6,830,746 outstanding shares of common stock is entitled to one vote and there is no cumulative voting.

         The following table sets forth information provided to the Company as to beneficial ownership of the Company's common stock, as of the record date by
(i) the only shareholders known to the Company to hold 5% or more of such stock,
(ii) each of the directors and executives of the Company named in the Summary Compensation Table, and (iii) all directors and officers as a group. Unless otherwise indicated, all shares represent sole voting and investment power.

                                                     AMOUNT AND NATURE                PERCENT OF
BENEFICIAL OWNER                                  OF BENEFICIAL OWNERSHIP            COMMON STOCK
----------------                                  ------------------------           ------------
Maryjo Cohen                                           1,991,183 (1)(2)                  29.1%
3925 N. Hastings Way
Eau Claire, WI 54703

Melvin S. Cohen                                          430,976 (1)(3)                   6.3%
3925 N. Hastings Way
Eau Claire, WI 54703

Dimensional Fund Advisors, Inc.                          474,150 (4)                      6.9%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Royce & Associates, LLC                                  440,800 (4)                      6.5%
1414 Avenue of the Americas
New York, NY 10019

James F. Bartl                                            45,721 (5)                       -- (6)
Donald E. Hoeschen                                           847                           -- (6)
Randy F. Lieble                                            1,156                           -- (6)
Richard F. Anderl                                          1,764                           -- (6)
Michael J. O'Meara                                           100                           -- (6)
Richard N. Cardozo                                            --                           --
Patrick J. Quinn                                             200                           -- (6)
All officers and directors as a group                  2,122,471 (7)                     31.1%
(10 persons)

(1) Includes 108,875 shares owned by the L.E. Phillips Family Foundation, Inc. (the "Phillips Foundation"), a private charitable foundation of which the named person is an officer and/or director and as such exercises shared voting and investment powers.

(Footnotes continued on next page.)

(2) Includes 1,669,664 shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Ms. Cohen has sole voting power, and 211,716 shares owned by pension trusts of the Company or affiliates, and private charitable foundations (other than the Phillips Foundation) and family member trusts of which Ms. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers.
(3) Includes 322,101 shares owned by pension trusts of the Company or affiliates, charitable trusts and private charitable foundations (other than the Phillips Foundation) of which Mr. Cohen is a co-trustee, officer or director, and as such exercises shared voting and investment powers. Does not include shares held in a voting trust described in the section below captioned "Voting Trust Agreement," for which Mr. Cohen holds voting trust certificates. Pursuant to the voting trust, Mr. Cohen does not have the power to vote or dispose of such shares.
(4) Based on February 4, 2003, Schedule 13-G filing with the Securities and Exchange Commission.
(5) Includes 29,662 shares held by pension trusts of the Company or affiliates for which Mr. Bartl is a co-trustee and as such exercises shared voting and investment powers.
(6) Represents less than 1% of the outstanding shares of common stock of the Company.
(7) Includes options for 750 shares currently exercisable by three officers under the National Presto Industries, Inc. 1988 Stock Option Plan.

         The information contained in the foregoing footnotes is for explanatory purposes only, and the persons named in the foregoing table disclaim beneficial ownership of shares owned or held in trust for any other person, including family members, trusts, or other entities with which they may be associated. Stock ownership information contained in this Proxy Statement was obtained from the Company's shareholder records, filings with governmental authorities, or from the named directors and officers.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based upon a review of Forms 3, 4 and 5 and any amendments thereto pursuant to Section 16 of the Securities and Exchange Act of 1934, the Company believes all such forms were filed on a timely basis by reporting persons during the fiscal year ended December 31, 2002.

VOTING TRUST AGREEMENT

         The first two individual beneficial owners listed in the foregoing table, and eight other persons comprising extended family members and related trusts, have entered into a voting trust agreement with respect to the voting of an aggregate of 1,669,664 shares of common stock of the Company. The voting trust agreement will terminate on December 4, 2009, unless sooner terminated by the voting trustee or unanimous written consent of all the parties to the voting trust agreement, or unless extended by unanimous written consent by all parties to the agreement. The voting trustee under the agreement is Maryjo Cohen. Under the agreement, the voting trustee exercises all rights to vote the shares subject to the voting trust with respect to all matters presented for shareholder action.

                             NOMINEES AND DIRECTORS

         Two directors are to be elected at the Annual Meeting for a term of three years. The Articles of Incorporation and the Bylaws of the Company provide for six directors, divided into three classes of two members each. At each annual meeting, successors of the class whose term of office expires in that year are elected for a three-year term. The two nominees who receive the highest number of votes will be elected directors of the Company for the three-year term commencing at the Annual Meeting. The Board of Directors propose as nominees Mr. Melvin S. Cohen, Chairman Emeritus of the Board of the Company, and Ms. Maryjo Cohen, Chair of the Board, President and Chief Executive Officer of the Company, whose terms expire at the meeting.

         Unless otherwise directed, the proxies solicited by the Board of Directors will be voted for the election as directors of the nominees named above. The Company believes that each nominee named above will be able to serve; but should any nominee be unable to serve as a director, the persons named in the proxies have advised that they will vote for the election of such substitute nominee as the Board may propose.


                  INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table provides information as to the directors and nominees of the Company.

                                              PRINCIPAL OCCUPATION;                                          DIRECTOR'S
                                               BUSINESS EXPERIENCE                   DIRECTOR                 TERM TO
DIRECTOR                   AGE                    PAST 5 YEARS                         SINCE                   EXPIRE
--------                   ---                    ------------                         -----                   ------
Melvin S. Cohen*           85              Chairman Emeritus                            1949                    2003
                                           of the Board of the
                                           Company

Maryjo Cohen*              50              Chair of the Board, President
                                           and Chief Executive                          1988                    2003
                                           Officer of the Company (1)

Richard N. Cardozo         67              Professor Emeritus, Carlson                  1998                    2004
                                           School of Management,
                                           University of Minnesota;
                                           Adjunct Professor, University
                                           of Miami

Patrick J. Quinn           53              Chairman and President,                      2001                    2004
                                           Ayres Associates; prior to
                                           April 28, 2000, Executive
                                           Vice President

James F. Bartl             62              Executive Vice President                     1995                    2005
                                           and Secretary of the Company

Michael J. O'Meara         52              Chairman of the Board                        1996                    2005
                                           and Director, People's National
                                           Bank, Eau Claire, Wisconsin


--------
*Nominee

(1) Ms. Cohen is the daughter of Mr. Cohen.

         The Company has an Audit Committee but does not have a nominating or compensation committee. The Audit Committee consists of Messrs. O'Meara, Cardozo, and Quinn. During 2002, the Audit Committee held two meetings. On May 17, 2000, the Audit Committee Charter was approved by the Board of Directors, a copy of which was included in the proxy statement for the 2001 Annual Meeting of Stockholders. During 2002 there were three Board of Directors meetings. Each Director attended all of the meetings of the Board of Directors and all meetings of committees on which that director served. Directors of the Company, other than those who are also executive officers, currently receive $1,000 for each Board meeting and $275 for each Audit Committee meeting attended. Executive officers are not compensated for services as Board members.

AUDIT COMMITTEE REPORT

         Members of the Audit Committee are independent and the Board of Directors has determined that no member has a relationship to the Company that may interfere with the exercise of their independence from management of the Company. The principal function of the Audit Committee is to review the annual financial statements of the Company prior to their submission to the Board of Directors. The Audit Committee also has authority to consider such other matters relating to the internal and external audit of the Company's accounts and to the financial affairs of the Company. In addition, the Audit Committee has other related responsibilities as set forth in the Audit Committee Charter. Committee members have conducted an open and comprehensive dialogue with the Company's auditors regarding the 2002 year-end audited financial statements and have reviewed and discussed those statements with management.

         The Audit Committee members reviewed and ratified the nature and the extent of the services to be provided by Grant Thornton LLP, including services rendered in 2002, the costs and fees for such services, and the effect of such fee arrangements on the independence of the auditors. The Committee has also discussed with the auditors matters related to SAS 61 and SAS 90, received written disclosures from the auditors required by ISB Standard No.1, and discussed with the auditors their independence. As a consequence of its evaluation and review, the Committee has recommended to the full Board that the audited financial statements be included in the Company's annual report on Form 10-K for the 2002 calendar year based upon the aforementioned review and discussion.

         Submitted by members of the Audit Committee:

           Michael J. O'Meara   Richard N. Cardozo   Patrick J. Quinn

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table provides certain summary information concerning annual compensation paid by the Company to the Company's chief executive officer and each of the four highest paid executive officers whose salary and bonus exceeded $100,000 for the fiscal year ended December 31, 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                             ALL OTHER
NAME AND PRINCIPAL POSITION                  YEAR          SALARY            BONUS       COMPENSATION (1)
---------------------------                  ----          ------            -----       ----------------
Maryjo Cohen                                 2002         $ 64,000         $216,000         $  4,000
Chair of the Board, President, Chief         2001           64,000          216,000            3,400
Executive Officer and Director               2000           64,000          216,000            3,400

James F. Bartl                               2002         $ 44,600         $204,400         $  4,000
Executive Vice President, Secretary          2001           44,600          197,400            3,400
and Director                                 2000           44,600          190,400            3,400

Donald E. Hoeschen                           2002         $ 41,370         $141,500         $  3,557
Vice President-Sales                         2001           41,370          136,500              -0-
                                             2000           41,370          131,500            3,307

Randy F. Lieble                              2002         $ 40,000         $105,000         $  2,750
Chief Financial                              2001           40,000           97,500            2,600
Officer and Treasurer                        2000           40,000           90,000            2,400

Richard F. Anderl                            2002         $ 45,000         $ 92,500         $  2,750
Vice President-Engineering                   2001           45,000           92,500            2,700
(Retired 12/31/02)                           2000           45,000           90,000            2,600

-------------
(1) The amounts shown in this column are matching contributions made by the Company for executive officers' participation in its 401(k) Plan.

                  AGGREGATE OPTION EXERCISE IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                              NUMBER OF SECURITIES
                                                                             UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                   SHARES                                         OPTIONS AT               IN-THE-MONEY OPTIONS
                                ACQUIRED ON              VALUE                FISCAL YEAR-END (#)         AT FISCAL YEAR-END ($)
NAME                            EXERCISE (#)           REALIZED ($)        EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                            ------------           ------------        -------------------------    -------------------------
Donald E. Hoeschen                   -0-                    -0-                    250/1,000                       (1)

Randy F. Lieble                      -0-                    -0-                      250/500                       (1)

(1)      The outstanding options at year-end were not "in the money."

PENSION AND CERTAIN TRANSACTIONS

         The Company maintains a qualified defined benefit pension plan (the "Plan") in which executive officers of the Company participate. Upon retirement, participants may elect one of the Plan's payment options, including an annuity or lump sum distribution, both of which are based upon length of service and remuneration. A participant's remuneration covered by the Plan is his or her average compensation for the highest five consecutive calendar years of service, or in the case of a participant who has been employed for less than five full calendar years, the average is based upon the number of completed years of employment with the Company. It is estimated that the executive officers listed above will receive at their normal retirement date (age 65) a maximum annual benefit of $30,000, applicable to participants with 35 years of service and "Plan" remuneration of $83,460.

         Melvin S. Cohen, Chairman Emeritus of the Company, was paid $5,000 per month for consultation services in 2002. During the year Mr. Cohen was consulted on a variety of matters based upon his extensive experience and knowledge of the Company's operations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         As described below in the report on executive compensation, members of the Board of Directors determine the compensation of the executive officers of the Company. This includes the compensation of those executive officers who also serve as directors, namely Maryjo Cohen, Chair of the Board, President, and Chief Executive Officer, and James F. Bartl, Executive Vice President and Secretary. Ms. Cohen and Mr. Bartl do not participate in any decisions regarding their own compensation.

         Executive officers of the Company, including Ms. Cohen and Mr. Bartl, also serve as directors and executive officers of the Company's subsidiaries.

BOARD REPORT ON EXECUTIVE COMPENSATION

         Decisions on executive compensation are made by the Board of Directors. There is no separate compensation committee. Salaries and bonus compensation are reviewed annually at or near the end of the Company's fiscal year.

         Historically the Company has maintained salaries at a level that is considered to be below salaries for executives of comparable companies. This provides a more conservative approach to base compensation if the Company experiences significant adverse operating results that the Board of Directors believes should result in a reduction in total compensation. Salaries historically have been supplemented by amounts characterized as bonus compensation, which is paid in cash as described in the above table. The Board considers, however, salaries and bonuses together to determine if total compensation, irrespective of how characterized, is reasonably related to the services provided.

         The Company has not relied upon stock incentives as a principal part of its compensation program for its executives. However, the Company has made available stock purchase arrangements for executive officers. The last such arrangement for any of the executive officers named in the foregoing table was in 1997.

         The Board believes that the total salary and bonus compensation paid to its executives is appropriate in relationship to the size and nature of the Company's business, total compensation of other executives of similar businesses, the longevity of such officers' service with the Company, the limited number of senior executives employed by the Company and the results that have been achieved by its management group (bonuses are not based upon a percentage or other formula utilizing revenues, income or other financial data as predicates). No compensation or other consultant has been retained by the Board to evaluate executive compensation. The Board does consider, however, data generally made available on executive compensation by such organizations.

         The Company has utilized the salary and discretionary bonus approach described above for more than 25 years and no change in this compensation approach is currently being considered. Because of their substantial stock ownership, the interests of Ms. Cohen, the Company's senior officer, and Mr. Cohen, Chairman Emeritus, are substantially related to the interests of all stockholders. Mr. Bartl also has material stock interests in relation to his compensation level. Further, stock-based compensation is not deemed by the Board to be necessary or appropriate.

         The basis for the compensation of Ms. Cohen as Chair of the Board, President and Chief Executive Officer is determined in the same manner as the compensation for the other executive officers. The Board considered, in establishing Ms. Cohen's compensation, her demonstrated competence over many years, the scope of responsibilities assumed and her expertise in a variety of significant niches within the business. No specific weight was assigned to any of these factors and, as in the case of other executives, no formula is utilized for determining bonus compensation.

         Section 162(m) of the Internal Revenue Code imposes an annual deduction limitation of $1.0 million on the compensation of certain executive officers of publicly held companies. The Board of Directors does not believe that the
Section 162(m) limitation will materially affect the Company in the near future based on the level of the compensation of the executive officers. If the limitation would otherwise apply, the Board of Directors could defer payment of a portion of the bonus to remain under the $1.0 million annual deduction limitation.

Submitted by the Company's Board of Directors:

         Melvin S. Cohen         James F. Bartl          Richard N. Cardozo
         Maryjo Cohen            Michael J. O'Meara      Patrick J. Quinn

PERFORMANCE GRAPH

         The performance graph below compares cumulative five-year shareholder returns on an indexed basis with the Standard and Poor's 500 Composite Index (the "S&P 500 Index") and a Peer Group comprised of small appliance industry competitors (the "Peer Group"). The companies comprising the Peer Group are set forth at the bottom of this page.


              FIVE-YEAR TOTAL RETURN COMPARISON OF NATIONAL PRESTO,
                          S&P 500 INDEX, AND PEER GROUP

                                  [LINE GRAPH]

                                        1997       1998        1999       2000       2001       2002
                                        ----       ----        ----       ----       ----       ----
National Presto Industries, Inc.        100.0      113.2       99.5       91.7       88.4       96.7

S&P 500 Index                           100.0      129.0      156.3      142.4      125.6       97.7

Peer Group                              100.0       79.1      120.0       66.5       74.2       52.3

Assumes $100 invested on December 31, 1997, in National Presto Industries, Inc. common stock, the S&P 500 Index, and the Peer Group. Total return assumes reinvestment of dividends.


PEER GROUP COMPANIES National Presto Industries, Inc., Salton, Inc., and Applica INC.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Grant Thornton LLP, Certified Public Accountants, were the independent accountants for the Company during the year ended December 31, 2002, and have been selected by the Audit Committee to be independent accountants for the Company during the fiscal year ending December 31, 2003. The Audit Committee meets with representatives of Grant Thornton LLP to review their comments and plans for future audits. It is not anticipated that any representative of such auditing firm will be present at the Annual Meeting of Stockholders.

AUDIT FEES

         During the past fiscal year, the Company incurred fees of $89,000 from Grant Thornton LLP for the audit of the December 31, 2002 financial statements and quarterly reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Grant Thornton LLP did not provide any financial information systems design and implementation services for the Company during the year ended December 31, 2002.

ALL OTHER FEES

         The Company incurred fees of $48,000 from Grant Thornton LLP during the past fiscal year for non-audit services, which included assistance with tax returns, tax consulting, and regulatory matters.

                                 OTHER MATTERS

         The cost of preparing, assembling and mailing this proxy statement, the notice and form of proxy will be borne by the Company. The management has made no arrangement to solicit proxies for the meeting other than by use of mail, except that some solicitation may be made by telephone, facsimile, email, or personal calls by officers or regular employees of the Company. The Company will, upon request, reimburse brokers and other persons holding shares for the benefit of others in accordance with the rates approved by the New York Stock Exchange for their expenses in forwarding proxies and accompanying material and in obtaining authorization from beneficial owners of the Company's stock to give proxies.

         The Board of Directors knows of no other matters to be brought before this Annual Meeting. If other matters should come before the meeting, however, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgement on such matters.

         NATIONAL PRESTO INDUSTRIES, INC., FORM 10-K ANNUAL REPORT, ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED, WITHOUT CHARGE, UPON WRITTEN REQUEST TO JAMES F. BARTL, SECRETARY, NATIONAL PRESTO INDUSTRIES, INC., 3925 NORTH HASTINGS WAY, EAU CLAIRE, WISCONSIN 54703. COPIES OF EXHIBITS TO FORM 10-K MAY BE OBTAINED UPON PAYMENT TO THE COMPANY OF THE REASONABLE EXPENSE INCURRED IN PROVIDING SUCH EXHIBITS.

                             SHAREHOLDER PROPOSALS

         Any proposal intended to be presented for action at the 2004 Annual Meeting of Stockholders of the Company (the "2004 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the Company at 3925 North Hastings Way, Eau Claire, Wisconsin 54703, not later than December 5, 2003, in order for such proposal to be included in the Company's proxy statement and proxy relating to the 2004 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2004 Annual Meeting any stockholder proposal which does not meet all of the requirements for such inclusion at the time in effect.

         Pursuant to Rules 14a-4 and 14a-5(e) of the Securities and Exchange Commission, as amended, which govern the use by the Company of its discretionary voting authority with respect to certain shareholder proposals, should the Company receive notice after February 18,2004, of any such stockholder proposal which will be circulated independent of the Company's proxy statement, the persons named in proxies solicited by the Board of Directors of the Company for its 2004 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

                                BY ORDER OF THE BOARD OF DIRECTORS
                                James F. Bartl, Secretary

                                [PRESTO(R) LOGO]

                                    NOTICE OF
                                 ANNUAL MEETING
                                       AND
                                      PROXY
                                    STATEMENT


                         ANNUAL MEETING OF STOCKHOLDERS
                                   MAY 20,2003


                           Please sign and return the
                          enclosed proxy card promptly.


                        NATIONAL PRESTO INDUSTRIES, INC.
                           EAU CLAIRE, WISCONSIN 54703

NATIONAL PRESTO INDUSTRIES, INC.
                                                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            PROXY                             The undersigned hereby appoints Maryjo Cohen and James F. Bartl and each of them
  Eau Claire, Wisconsin 54703                 jointly and severally as proxies, with the power to appoint substitutes, and
   Telephone (715) 839-2119                   hereby authorizes them to represent and to vote as designated below, all the
---------------------------------             shares of common stock of National Presto Industries, Inc., held of record by the undersigned on March 12, 2003, at the Annual Meeting of Stockholders to be
                                              held on May 20, 2003, and any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" BOTH NOMINEES.

1. ELECTION OF DIRECTORS                FOR both nominees listed below                           WITHHOLD authority to vote
                                        (except as marked to the contrary below) [ ]             for both nominees listed below [ ]

                        Melvin S. Cohen                                              Maryjo Cohen

(INSTRUCTIONS: To vote against any individual nominee write that nominee's name in the space provided below.)


------------------------------------------------------------------------------------------------------------------------------------
2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                                                                                    (Continued, and to be signed, on the other side)



THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" BOTH NOMINEES SPECIFIED IN ITEM 1.



                             Please sign exactly as name appears below.
                             ------------------------------------------
                             When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                             DATED ______________________, 2003


                             ______________________________________________
                             Signature

                             _______________________________________________
                             Signature if held jointly





PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.